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                          SUPPLEMENT TO THE PROSPECTUS
                              DATED APRIL 30, 2002
                   NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE

PAGE 3 OF THE PROSPECTUS

The first sentence of the first paragraph under the heading "From Policy Value," on page 3 of the Prospectus is amended to read as follows: Cost of insurance charge deducted monthly, is based on the net amount at risk, the issue age, sex and risk classification of the insured, Policy date, Policy duration, and presence of the Cash Value Amendment (if applicable -- see "Cash Value" section below).

The second sentence of the second paragraph under the heading "From Policy Value" on page 3 of the Prospectus is amended to read as follows: The current charge is at the annual rate of .75% (0.06250% monthly rate) of the Policy Value, less any Policy debt, for the first 10 Policy years, and .32% (0.02667% monthly rate) thereafter for policies with the Cash Value Amendment, or .30% (0.02500% monthly rate) thereafter for policies without the Cash Value Amendment (see "Cash Value" section below).

PAGE 10 OF THE PROSPECTUS

The fourth sentence of the first paragraph under the heading "Charges against the Policy Value" on page 10 of the Prospectus is amended to read as follows:
The cost of insurance rate reflects the issue age, sex and risk classification of the insured, Policy date, Policy duration, and presence of the Cash Value Amendment (if applicable -- see "Cash Value" section below).

The third sentence of the second paragraph under the heading "Charges against Policy Value" on page 10 of the Prospectus is amended to read as follows:
Currently the charge is equal to an annual rate of .75% (0.06250% monthly rate) of Policy Value, less any Policy debt, for the first ten Policy years, and .32% (0.02667% monthly rate) thereafter for policies with the Cash Value Amendment, or .30% (0.02500% monthly rate) thereafter for policies without the Cash Value Amendment (see "Cash Value" section below).

PAGE 11 OF THE PROSPECTUS

The last paragraph under the heading "Charges against the Policy Value" at the top of the left column on page 11 of the Prospectus is amended to read as follows: We will apportion deductions from the Policy Value among the divisions of the Account in proportion to the amounts invested in the divisions. For policies with the Monthly Charges From One Division Amendment, the policyowner may elect in writing to have cost of insurance charges, mortality and expense risk charges, monthly administrative charges, and charges for expenses and taxes associated with the Policy debt, if any, deducted from one division. We reserve the right to determine which divisions to make available for this election. Currently, the Money Market Division is available for this election. If the amount in the specified division is not sufficient to pay these charges, the remainder of these charges is deducted from each division in proportion to the amounts invested in the divisions. This amendment is available only to corporate-sponsored plans in approved states where at least five policies will be issued, each on a life of a different eligible insured person. This amendment is not available in New Jersey.

The entire "Cash Value" section on page 11 of the Prospectus is amended to read as follows:

You may surrender a Policy for the cash value at any time during the lifetime of the insured. The cash value for the Policy will change daily in response to investment results. No minimum cash

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value is guaranteed. The cash value is equal to the Policy Value reduced by any
Policy debt outstanding.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

POLICIES WITH THE CASH VALUE AMENDMENT The cash value of the Policy is increased in the first, second, and third Policy years assuming the Policy is not in a grace period on the date on which you surrender the Policy. The increase in cash value in the first three policy years is (c) multiplied by the sum of (a) plus
(b), where: (a) is the cumulative sales load deducted from premiums paid to date, (b) is 4% of the sum of premiums paid to date, and (c) is an adjustment factor equal to 100.00% in the first Policy year, 66.67% in the second Policy year, and 33.33% in the third Policy year. This increase in cash value is available only for policies issued January 15, 2003 or later in approved states to corporate-sponsored plans where at least five policies will be issued, each on a life of a different eligible insured person. This increase in cash value is not available for policies (1) for individuals where no corporate sponsor is involved, (2) for corporate-sponsored plans with less than five Policies, (3) for corporate-sponsored plans issued prior to January 15, 2003, and (4) in New Jersey. Applicable illustrations are available upon request.

POLICIES WITH THE RETURN OF SALES LOAD AMENDMENT The cash value of the Policy is increased in the first, second, and third Policy years assuming the Policy is not in a grace period on the date on which you surrender the Policy. During the first Policy year the cash value is increased by the amount of sales loads previously deducted from premiums, during the second Policy year the cash value is increased by 66.67% of previous sales load deductions and during the third Policy year the cash value is increased by 33.33% of the previous sales load deductions. This increase in cash value is available only for policies issued November 8, 1999 or later in approved states, but before approval of the Cash Value Amendment described above, to corporate-sponsored plans where at least five policies will be issued, each on a life of a different eligible insured person. This increase in cash value is not available in New Jersey.

POLICIES ISSUED PRIOR TO NOVEMBER 8, 1999 For policies issued prior to November 8, 1999, including policies issued after that date in states where the current Policy form had not been approved, the cash value of the Policy is increased in the first and second Policy years assuming the Policy is not in a grace period on the date on which you surrender the Policy. During the first Policy year the cash value is increased by the amount of sales load deducted from premiums, and during the second Policy year the cash value is increased by 50% of previous sales load deductions. This increase in cash value is not available in New Jersey.

PAGE 17 OF THE PROSPECTUS

The following is added after the fifth paragraph under the heading "Other Tax Considerations" in the right column on page 17 of the prospectus: On July 3, 2002, the Treasury and Internal Revenue Service issued proposed regulations regarding the taxation of split dollar arrangements. The proposed regulations provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on
(i) the current life insurance protection transferred to the employee and (ii) any other economic benefits, including an interest in the cash surrender value of the policy, to which the employee is provided any right or benefit during the taxable year. The proposed regulations have not been finalized as of the date of this Supplement and final regulations will apply only to arrangements entered into after their publication in the Federal Register.

On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. One provision of the Act provides that it is a criminal offense for a public employer to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by the employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JANUARY 1, 2003.